Other Long Term Liabilities (Tables)	12 Months Ended
Dec. 31, 2023
Other Long Term Liabilities
Schedule of other long-term liabilities

	December 31	December 31
($ millions)	2023	2022
Pensions and other post-retirement benefits (note 23)	598	564
Share-based compensation plans (note 26)	339	469
Partnership liability (note 27)(1)	398	413
Deferred revenue	13	22
Libya Exploration and Production Sharing Agreement (EPSA) signature bonus(2)	83	85
Other	57	89
	1 488	1 642

(1)	The company paid $65 million in 2023 (2022 – $60 million) in distributions to the partners of the East Tank Farm Development, of which $49 million (2022 – $51 million) was allocated to interest expense and $16 million (2022 – $9 million) to the principal.
(2)	The company had a US$500 million obligation for a signature bonus relating to Petro-Canada’s ratification of six EPSAs in Libya. At December 31, 2023, the carrying amount of the Libya EPSAs’ signature bonus is $83 million (December 31, 2022 – $85 million).